FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT	12 Months Ended
May 31, 2025
Disclosure of detailed information about financial instruments [abstract]
FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT [Text Block]

19. FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT

Interest rate risk

The Company is exposed to interest rate risk. The lease liabilities have fixed cost of funds rate until maturity though subject to interest rate fluctuations if refinanced.

Foreign exchange risk

The Company is primarily exposed to foreign currency fluctuations in relation to its US dollar cash and trade payables. US dollar financial instruments subject to foreign exchange risk are summarized below. The Company has assessed the risk and decided not to hedge the risk.

(US$)	May 31, 2025 $	May 31, 2024 $
Cash and cash equivalents	3,462,908	140
Services receivable	12,500	-
Trade payables	10,218	37,647
Net US dollar exposure	(3,465,190)	37,507

As at May 31, 2025, with other variables unchanged, a $0.10 change in the Canadian dollar against the US dollar would result in a $345,269 pre-tax gain (May 31, 2024: $3,751 loss) from the Company's financial instruments.

Credit risk

Credit risk arises from cash and cash equivalents held with a bank as well as credit exposure to customers in the form of outstanding trade and other receivables but excluding balances receivable from government entities. The maximum exposure to credit risk is equal to the carrying value of the Company's cash and other receivables which reflects management's assessment of the credit risk which at May 31, 2025 was $7,140,021 (May 31, 2024: $3,066,515).

Impairment losses

The allowance for doubtful accounts in respect of other receivables is used to record impairment losses unless the Company is satisfied that no recovery of the amount owing is possible. At that point, the amounts are considered unrecoverable and are written off against the financial asset directly. The Company did not record any impairment for years ended May 31, 2025 and 2024.

Liquidity risk

Liquidity risk is the exposure of the Company to the risk of not being able to meet its financial obligations as they become due. The Company manages liquidity risk through management of its cash and cash equivalents and working capital balances.

The table below provides an analysis of the expected maturities of the Company's outstanding obligations as at May 31, 2025:

	Total	Due prior to
	Amount	2026	2027	2028
	$	$	$	$
Trade payables and other current liabilities	468,037	468,037	-	-
Lease liability (Note 9)	170,953	60,621	66,829	43,503
Total expected maturities	638,990	528,658	66,829	43,503

Market risk

Market risk is the risk that changes in market prices, such as foreign exchange rates, interest rates and equity prices will affect the Company's income (loss) or the value of its financial instruments. The objective of market risk management is to manage and control market risk exposures within acceptable parameters while optimizing returns.

Capital management

Management is focused on several objectives while managing the capital structure of the Company, specifically:

•	Ensuring the Company has the financing capacity to execute its business plan and meet its strategic objectives while capitalizing on opportunities that add value for the Company's shareholders;
•	Maintaining a strong capital base; and
•	Safeguarding the Company's ability to continue as a going concern, such that it provides returns for shareholders and benefits for other stakeholders.